Exhibit 4.5

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 17th day of December, 2009, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture, dated as of December 17, 2009 (the “Indenture”) the Issuers are issuing $220,000,000 aggregate principal amount of 7.75% Senior Secured Notes due 2015 (together with any Additional Notes and Exchange Notes, the “Notes”);

WHEREAS, the Noteholders are willing to purchase the Notes, but only upon the condition, among others, that the Grantor shall have executed and delivered to the Agent, for the benefit of the Secured Parties, that certain Security Agreement, dated as of December 17, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Secured Parties, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Indenture.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Secured Parties, a continuing third priority (subject to Permitted Collateral Liens) security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its Trademarks (other than intent-to-use applications to which no verified statement of use has been filed) and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto, subject to the last paragraph of Section 2 of the Security Agreement;

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

3. SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Security Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7. CONSTRUCTION. Unless the context of this Trademark Security Agreement or any other Security Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement or any other Security Document refer to this Trademark Security Agreement or such other Security Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Security Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security

Agreement or in any other Security Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Security Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash of all Obligations other than unasserted contingent indemnification Obligations that are not required by the provisions of the Indenture to be repaid. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Security Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	BUMBLE BEE FOODS, LLC, a Delaware limited liability company

	By:	/s/ Kent McNeil
Name: Kent McNeil
Title: Executive Vice President and Chief Financial Officer

STINSON SEAFOOD (2001), INC.,
a Delaware corporation

	By:	/s/ Kent McNeil
Name: Kent McNeil
Title: Executive Vice President and Chief Financial Officer

BUMBLE BEE HOLDINGS, INC., formerly known as Castleberry’s Food Company, a Georgia corporation

	By:	/s/ Kent McNeil
Name: Kent McNeil
Title: Executive Vice President and Chief Financial Officer

CLOVER LEAF HOLDINGS COMPANY,
a Nova Scotia unlimited company

	By:	/s/ Kent McNeil
Name: Kent McNeil
Title: Treasurer

CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY,
a Nova Scotia unlimited company

	By:	/s/ Kent McNeil
Name: Kent McNeil
Title: Treasurer

6162410 CANADA LIMITED,
a corporation formed under the federal laws of Canada

By:	/s/ Gary Ware
Name: Gary Ware
Title: Treasurer

K.C.R. FISHERIES LTD., a corporation formed under the federal laws of New Brunswick

By:	/s/ Gary Ware
Name: Gary Ware
Title: Vice President and Treasurer

BB ACQUISITION (PR), L.P., a Delaware limited partnership

By:	Bumble Bee International (PR), Inc.
its General Partner

By:	/s/ Kent McNeil
Name: Kent McNeil
Title: Executive Vice President

BUMBLE BEE INTERNATIONAL (PR), INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Kent McNeil
Name: Kent McNeil
Title: Executive Vice President

CLOVER LEAF DUTCH HOLDINGS, LLC
a Delaware limited liability company

By:	/s/ Kent McNeil
Name: Kent McNeil
Title: Executive Vice President and Chief Financial Officer

BUMBLE BEE CAPITAL CORP., a Delaware corporation

By:	/s/ Kent McNeil
Name: Kent McNeil
Title: Executive Vice President and Chief Financial Officer

CONORS BROS. HOLDINGS, L.P., a Delaware limited partnership

By:	CB HOLDINGS GP, LLC

By:	/s/ John Stiker
Name: John Stiker
Title: Vice President and Secretary

AGENT:	DEUTSCHE BANK TRUST COMPANY AMERICAS, as Agent

	By:	Deutsche Bank National Trust Company

	By:	/s/ Cynthia J. Powell
Name: Cynthia J. Powell
Title: Vice President

	By:	/s/ David Contino
Name: David Contino
Title: Vice President

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
Trademarks owned by Bumble Bee Foods, LLC
FIGARO	Aruba	17711	Registered	February 6, 1996
SNOW’s and Design	Benelux	310807	Registered	April 4, 1972
BUMBLE BEE	Bolivia	68727-A	Registered	March, 28 1996
FIGARO	Bolivia	60847	Registered	March 28, 1996
BUMBLE BEE	Brazil	817425713	Registered	July 8, 1997
FIGARO	Brazil	817425730	Registered	April 18, 1995
Bee & Design	Canada	TMA140375	Registered	May 21, 1965
BUMBLE BEE	Canada	TMA130895	Registered	May 3, 1963
DOXSEE	Canada	489806	Registered	February 12, 1998
SNOW’s and Ship Design	Canada	461185	Registered	August 16, 1996
BUMBLE BEE	China P.R.	279565	Registered	February 28, 1987
SWEET SUE	China P.R.	746287	Registered	May 21, 1995
BUMBLE BEE	Colombia	152582	Registered	February 23, 1994
BUMBLE BEE Brand and Design	Colombia	120739	Registered	August 28, 1989
CLOVER LEAF	Colombia	271349	Registered	July 2, 2003
FIGARO	Colombia	185770	Registered	December 29, 1995
TUXEDO	Colombia	152586	Registered	February 23, 1994
SNOW’s	Community Trademark	809574	Registered	September 20, 1999
SNOW’s and Design	Community Trademark	838433	Registered	November 23, 1999

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BUMBLE BEE	Germany	645343	Registered	April 22, 1986
SWEET SUE	Guatemala	81622	Registered	December 22, 1996
BUMBLE BEE	Guyana	18,289A	Registered	October 13, 2000
BUMBLE BEE	Hong Kong	301047375	Filed	February 4, 2008
BUMBLE BEE and One Bee Design	Israel	72835	Registered	June 23, 1989
BUMBLE BEE	Norway	90642	Registered	March 29, 1974
PICNIC	Philippines	107108	Filed	March 29, 1996
BUMBLE BEE BRAND (Stylized)	Portugal	183258	Registered	November 17, 1980
BUMBLE BEE	Serbia-Montenegro	21971	Registered	December 16, 1976
BUMBLE BEE	South Korea	743694	Registered	April 14, 2008
BUMBLE BEE and One Bee Design	Surinam	9774	Registered	April 24, 1978
BUMBLE BEE	Ukraine	UA 32990	Registered	July 15, 2003
Bee Design	United States	581074	Registered	October 13, 1953
Bee in Chef’s Hat Design	United States	3652458	Registered	July 7, 2009
BEEWELL MILES	United States	3648361	Registered	June 30, 2009
BEEWELL FOR LIFE	United States	77/814681	Filed	August 27, 2009
BUMBLE BEE	United States	2896903	Registered	October 26, 2004
BUMBLE BEE	United States	3110474	Registered	June 27, 2006
BUMBLE BEE and Single Bee Design	United States	1010513	Registered	May 13, 1975
Bumble Bee in Port Hole Design	United States	2924759	Registered	February 8, 2005
BUMBLE BEE SENSATIONS	United States	3167917	Registered	November 7, 2006
BUMBLE BEE YUM	United States	77/519142	Filed	July 10, 2008
Cat and Fiddle Design	United States	1576676	Registered	January 9, 1990
CORAL	United States	3560944	Registered	January 13, 2009

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
CORAL (Stylized)	United States	557331	Registered	April 8, 1952
DE JEAN’S	United States	2810381	Registered	February 3, 2004
DOXSEE	United States	961638	Registered	June 19, 1973
FIGARO	United States	717277	Registered	June 20, 1961
FROM THE KITCHENS OF SWEET SUE	United States	2847741	Registered	June 1, 2004
GULF BELLE	United States	1162943	Registered	July 28, 1981
HOPE FARM	United States	1000317	Registered	December 24, 1974
LIFE IS FULL OF FLAVOR, EAT IT UP	United States	77/519137	Filed	July 10, 2008
MARVELOUS (Stylized)	United States	538007	Registered	February 20, 1951
OCEAN’S HARVEST	United States	1629296	Registered	December 25, 1990
ORLEANS	United States	2262099	Registered	July 20, 1999
ORLEANS and Design	United States	667858	Registered	September 30, 1958
PICNIC	United States	1895207	Registered	May 23, 1995
PRAIRIE BELT	United States	2338271	Registered	April 4, 2000
PRAIRIE BELT and Boy Design	United States	2357185	Registered	June 13, 2000
PRIME FILLET	United States	2835584	Registered	April 20, 2004
PRIME FILLET	United States	3203187	Registered	January 23, 2007
PRIME FILLET	United States	3505145	Registered	September 23, 2008
READY GRAVY	United States	3019080	Registered	November 29, 2005
SAVOY	United States	78/860421	Filed	April 12, 2006
SNOW’S	United States	1528450	Registered	March 7, 1989
SNOW’S	United States	2502482	Registered	October 30, 2001
SNOW’S	United States	740724	Registered	November 13, 1962

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
SNOW’S and Ship Design	United States	1146250	Registered	January 20, 1981
SNOW’S and Ship Design	United States	1532202	Registered	March 28, 1989
SNOW’S THE CHOWDER PEOPLE	United States	2502490	Registered	October 30, 2001
SWEET SUE	United States	1033998	Registered	February 17, 1976
SWEET SUE	United States	3194038	Registered	January 2, 2007
SWEET SUE and Girl Design	United States	2338247	Registered	April 4, 2000
TOUCH OF LEMON	United States	2856581	Registered	June 22, 2004
TUXEDO (Stylized)	United States	555078	Registered	February 19, 1952
WILD SELECTIONS	United States	3669843	Registered	August 18, 2009
Castleberry’s Meat Talk	United States	3025904	Registered	December 13, 2005
Clamemo	United States	3026013	Registered	December 13, 2005
Gulf Belle (and Design)	United States	0686427	Registered	October 6, 1959
Make-it-Fresh	United States	1011631	Registered	May 27, 1975
Ready Gravy	United States	3019080	Registered	November 29, 2005
Royal Reef	United States	1553895	Registered	August 29, 1989
BUMBLE BEE and Two Bee Design	Aruba	15752	Registered	July 15, 1992
BUMBLE BEE	Barbados	81/12770	Registered	December 20, 2001
BUMBLE BEE	Brazil	817425713	Registered	July 8, 1997
BUMBLE BEE and One Bee Design	Brazil	6994261	Registered	September 25, 1979
SWIFT WATER Design	Canada	264745	Registered	December 4, 1981
BUMBLE BEE	Chile	415478	Registered	October 28, 1993
BUMBLE BEE and One Bee Design	Chile	xxx111	Registered	January 21, 1983

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
FIGARO	Chile	711741	Registered	December 16, 2004
BUMBLE BEE	Community Trademark	2355667	Registered	August 28, 2001
BUMBLE BEE	Costa Rica	85435	Registered	January 10, 1994
BUMBLE BEE and Two Bee Design	Costa Rica	85432	Registered	January 10, 1994
FIGARO	Costa Rica	85431	Registered	January 10, 1994
TUXEDO	Costa Rica	85436	Registered	January 10, 1994
BUMBLE BEE	Dominican Republic	58838	Registered	August 15, 1993
FIGARO	Dominican Republic	58835	Registered	August, 15 1993
TUXEDO	Dominican Republic	58837	Registered	August 15, 1993
BUMBLE BEE	Egypt	67319	Registered	May 3, 1986
BUMBLE BEE and One Bee Design	Egypt	74693	Registered	June 19, 1989
BUMBLE BEE	El Salvador	216	Registered	October 17, 2001
PARAMOUNT	Fiji Islands	151/2001	Registered	April 27, 2001
BUMBLE BEE	Finland	67834	Registered	September 5, 1978
BUMBLE BEE	Greece	51306	Registered	March 19, 1975
BUMBLE BEE	Guatemala	104572	Registered	May 23, 2000
BUMBLE BEE and One Bee Design	Hungary	134594	Registered	November 25, 1991
BUMBLE BEE	Italy	1041610	Registered	July 13, 1973
FIGARO	Italy	1041613	Registered	July 13, 1973
BUMBLE BEE	Macedonia	1172	Registered	December 15, 1986
FIGARO	Macedonia	1171	Registered	November 20, 1978
BUMBLE BEE	Mexico	476121	Registered	October 5, 1994

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BUMBLE BEE and One Bee Design	Netherlands Antilles	6873	Registered	September 20, 1978
BUMBLE BEE and One Bee Design	Paraguay	241861	Registered	March 9, 1982
FIGARO	Paraguay	166394	Registered	December 2, 1993
TUXEDO	Paraguay	166395	Registered	December 2, 1993
BUMBLE BEE	Peru	2421	Registered	November 9, 1993
BUMBLE BEE and One Bee Design	Peru	70124	Registered	August 28, 1987
FIGARO	Peru	2422	Registered	November 9, 1993
TUXEDO	Peru	1651	Registered	November 6, 1993
BUMBLE BEE and One Bee Design	Puerto Rico	21534	Registered	August 1, 1978
FIGARO	Puerto Rico	21539	Registered	August 1, 1978
Bee Design	Saudi Arabia	504/43	Filed	July 18, 1998
BUMBLE BEE	Saudi Arabia	498/33	Registered	June 10, 1999
BUMBLE BEE and One Bee Design	South Africa	80/1395	Registered	March 12, 1980
BUMBLE BEE	Surinam	17376	Registered	August 11, 2000
BUMBLE BEE	Uruguay	324665	Registered	January 10, 2002
BUMBLE BEE and One Bee Design	Uruguay	354501	Registered	May 23, 1994
BUMBLE BEE	Argentina	1491357	Registered	December 15, 1983
BUMBLE BEE	Australia	A191862	Registered	December 16, 1964
FIGARO	Australia	A195451	Registered	April 20, 1967
FIGARO	Australia	A204603	Registered	March 1, 1968
BUMBLE BEE	Austria	146563	Registered	March 31, 1993
BUMBLE BEE	Benelux	460108	Registered	May 8, 1989
FIGARO	Benelux	460107	Registered	May 11, 1992
FIGARO	Benelux	513318	Registered	May 8, 1989

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BUMBLE BEE and Two Bee Design	Bermuda	21805	Registered	August 13, 1992
FIGARO	Bermuda	21801	Registered	January 27, 1993
BUMBLE BEE	Denmark	VR198703104	Registered	September 25, 1987
BUMBLE BEE	Ecuador	1408/94	Registered	July 13, 1994
BUMBLE BEE and One Bee Design	Ecuador	589/90	Registered	January 29, 1985
FIGARO	Ecuador	402/79	Registered	May 3, 1979
BUMBLE BEE	Finland	67834	Registered	September 5, 1978
FIGARO	Finland	71050	Registered	December 5, 1979
BUMBLE BEE	France	1239913	Registered	July 19, 1973
FIGARO	France	1239914	Registered	July 19, 1973
BUMBLE BEE	Germany	921040	Registered	August 1, 1974
FIGARO	Germany	2903658	Registered	August 1, 1974
FIGARO	Germany	921041	Registered	March 23, 1995
BUMBLE BEE and Design	Honduras	62,221	Registered	August 28, 1995
Bee Design	Japan	1503600	Registered	February 26, 1982
BUMBLE BEE	Japan	2184519	Registered	October 31, 1989
FIGARO	Japan	3086864	Registered	October 31, 1995
BUMBLE BEE	Nicaragua	25318	Registered	March 14, 1994
BUMBLE BEE and Two Bee Design	Nicaragua	27193	Registered	November 14, 1994
FIGARO	Nicaragua	25959	Registered	June 8, 1994
TUXEDO	Nicaragua	25967	Registered	June 8, 1994
BUMBLE BEE	Panama	65041	Registered	August 18, 1974
BUMBLE BEE	Philippines	4199496141	Registered	August 28, 2000

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
PICNIC	Philippines	41996-107408	Registered	N/A
BUMBLE BEE and One Bee Design	Poland	75826	Registered	January 20, 1994
BUMBLE BEE and One Bee Design	Russian Federation	107121	Registered	August 10, 1992
BUMBLE BEE	Slovenia	Z7380485	Registered	August 30, 1973
FIGARO	Slovenia	Z7380486	Registered	August 30, 1973
BUMBLE BEE	Spain	721018	Registered	July 21, 1976
BUMBLE BEE and Two Bee Design	Spain	1917558	Registered	March 5, 1995
BUMBLE BEE	Sweden	149739	Registered	December 20, 1974
BUMBLE BEE	Switzerland	P266635	Registered	July 24, 1973
FIGARO	Thailand	TM25849	Registered	February 27, 1985
BUMBLE BEE	Thailand	TM41992	Registered	May 7, 1986
BUMBLE BEE	Venezuela	112829	Registered	July 15, 1985

Trademarks owned by Connors Bros. Clover Leaf Seafoods Company
ACADIA	United States	1135224	Registered	May 13, 1980
BEACH CLIFF	United States	770058	Registered	May 19, 1964
BIG TASTE IN A SMALL CAN	United States	2988026	Registered	August 23, 2005
BRUNSWICK	United States	1423060	Registered	December 30, 1986
BRUNSWICK	United States	1758533	Registered	March 16, 1993
CLOVER LEAF	United States	2520386	Registered	December 18, 2001
Design (Boat Logo)	United States	1745942	Registered	January 12, 1993
Design (BOAT/SEAL)	United States	1791765	Registered	September 7, 1993
GENERAL	United States	2315015	Registered	February 1, 2000
HOLMES	United States	1297861	Registered	September 25, 1984

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
MOOSEABEC	United States	1538316	Registered	May 9, 1989
BRUNSWICK	Aruba	17461	Registered	June 22, 1995
RED ROSE & DESIGN	Aruba	12858	Registered	March 6, 1989
CLOVER LEAF DESIGN	Australia	A65859	Registered	April 26, 1935
CLOVER LEAF	Australia	A56916	Registered	October 17, 1930
CLOVER LEAF & DESIGN	Australia	654588	Registered	March 1, 1995
CLOVER DESIGN	Australia	641863	Registered	September 29, 1994
BRUNSWICK	Barbados	819700	Registered	October 11, 1999
CLOVER LEAF & Design	Barbados	81/5337	Registered	September 3, 1951
RED ROSE & Design	Barbados	81/2531	Registered	April 29, 1955
BRUNSWICK	Belize	8269	Registered	June 28, 1999
BRUNSWICK	Benelux	532817	Registered	October 8, 2001
BRUNSWICK & BOAT DESIGN	Cambodia	KH11208	Registered	December 16, 1998
BANQUET BRAND	Canada	TMDA035670	Registered	May 27, 1924
BEACH CLIFF	Canada	TMA655023	Registered	December 14, 2005
BLUE PACIFIC	Canada	UCA 011564	Registered	January 25, 1939
SEAL BOAT & DESIGN	Canada	TMA411293	Registered	April 16, 1993
BOAT DESIGN	Canada	TMA411271	Registered	April 16, 1993
BRUNSWICK	Canada	TMA408223	Registered	February 12, 1993
BRUNSWICK BRAND	Canada	TMDA12489	Registered	December 26, 1907
BRUNSWICK CONNAISSEUR & Design	Canada	TMA241315	Registered	March 14, 1980
“cb” Design	Canada	TMA 201803	Registered	September 13, 1974
CLOVER LEAF	Canada	UCA 010040	Registered	April 19, 1938

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
CLOVER LEAF & DESIGN	Canada	TMDA 051955	Registered	April 16, 1931
CLOVER LEAF & DESIGN	Canada	TMA 185996	Registered	October 13, 1972
CLOVER LEAF & DESIGN	Canada	TMA 339931	Registered	May 6, 1988
CLOVER LEAF DESIGN	Canada	TMDA 050882	Registered	November 5, 1930
CLOVER LEAF CRAB DELECTABLES & DESIGN	Canada	TMA 685130	Registered	March 30, 2007
CLOVER LEAF GARNIT-TOUT and Design	Canada	TMA 409510	Registered	March 12, 1993
CLOVER LEAF INSPIRATIONS	Canada	N/A	Allowed	N/A
CLOVER LEAF INSPIRATIONS & Design	Canada	N/A	Allowed	N/A
CLOVER LEAF LOBSTER DELECTABLES and Design	Canada	TMA 655091	Registered	December 14, 2005
CLOVER LEAF TOPPERS and Design	Canada	TMA 409206	Registered	March 5, 1993
CONNORS	Canada	TMDA 037482	Registered	March 28, 1925
CONNORS BROS. INCOME FUND & DESIGN	Canada	TMA 713962	Registered	May 8, 2008
CONNORS FAMOUS SEA FOOD	Canada	TMDA037532	Registered	April 16, 1993
FAIRHAVEN	Canada	TMA344329	Registered	September 2, 1988
FIGARO	Canada	TMA 177977	Registered	August 27, 1971
GOLD ANCHOR	Canada	TMA 253341	Registered	November 28, 1980
JUTLAND	Canada	TMA216481	Registered	October 8, 1976
JUTLAND & Design	Canada	TMDA035603	Registered	May 15, 1924
KILTIE BRAND AND SALMON DESIGN	Canada	TMDA 021200	Registered	October 29, 1915
LAGUNA	Canada	UCA 011085	Registered	February 1, 1939
MAPLE LEAF	Canada	TMA 330834	Registered	August 7, 1987

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
MAPLE LEAF BRAND & DESIGN	Canada	TMDA 5392	Registered	July 30, 1895
MINI-FILET	Canada	TMA 176228	Registered	May 21, 1971
NAVY	Canada	TMA 324227	Registered	February 27, 1987
NUTRITION “NATURALLY”	Canada	TMA197419	Registered	February 8, 1974
NUTRITION “NATURELLEMENT”	Canada	TMA197420	Registered	February 8, 1974
ORLEANS	Canada	TMA 528688	Registered	May 31, 2000
PARAMOUNT	Canada	UCA 004043	Registered	August 28, 1934
PET	Canada	UCA 005772	Registered	December 3, 1935
PREMIUM & DESIGN	Canada	TMA 412283	Registered	May 14, 1993
PREMIUM CHOICE SOCKEYE SALMON AND LABEL DESIGN	Canada	TMDA 29052	Registered	August 18, 1921
PREMIUM FROZEN FISH & DESIGN	Canada	TMDA 046513	Registered	June 7, 1929
RED CLOVER	Canada	TMA 298449	Registered	December 21, 1984
RED ROSE BRAND	Canada	UCA 002125	Registered	November 29, 1933
RICHELIEU	Canada	TMA361784	Registered	March 11, 1989
ROBIN RED DESIGN	Canada	TMA 166988	Registered	December 24, 1969
ROSE MARIE	Canada	UCA 012429	Registered	September 20, 1939
SURF	Canada	UCA 032539	Registered	May 10, 1949
SURFSIDE	Canada	TMA361956	Registered	November 3, 1989
THUNDERBIRD	Canada	UCA 039184	Registered	July 30, 1951
THUNDERBIRD THE MARK OF QUALITY & DESIGN	Canada	TMA 361076	Registered	October 27, 1989
TUXEDO	Canada	TMA 295633	Registered	September 28, 1984
UNIVERSAL BRAND, RED SOCKEYE SALMON DESIGN	Canada	TMDA 54669	Registered	June 30, 1932

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BRUNSWICK	Chile	514681	Registered	June 15, 1998
BRUNSWICK & BOAT DESIGN	China	1364136	Registered	February 14, 2000
CLOVER LEAF & DESIGN	China	1174888	Registered	May 14, 1998
BRUNSWICK	Columbia	205472	Registered	January 30, 1998
BRUNSWICK	Costa Rica	94735	Registered	February 9, 1996
BRUNSWICK	Cuba	125770	Registered	October 8, 1996
BRUNSWICK	Czech Republic	195832	Registered	November 27, 1996
CLOVER LEAF & DESIGN	Denmark	VR 1962 01336	Registered	July 21, 1962
BRUNSWICK & BOAT DESIGN	European Union	004443396	Registered	May 9, 2005
CLOVER LEAF & DESIGN	European Union	356956	Registered	May 3, 1999
CLOVER LEAF	France	1494559	Registered	October 18, 1988
RED ROSE LA ROSE ROUGE	France	1499228	Registered	November 21, 1988
UNIVERSAL	France	1515074	Registered	February 17, 1989
CLOVER LEAF & DESIGN	Germany	2025024	Registered	November 23, 1992
BRUNSWICK	Guatemala	148869	Registered	April 24, 2007
BRUNSWICK	Guyana	14889A	Registered	September 22, 2004
FAIRHAVEN	Guyana	15906A	Registered	N/A
BRUNSWICK & BOAT DESIGN	Hungary	171138	Registered	July 3, 2002
BRUNSWICK	Israel	108425	Registered	May 4, 1998
CLOVER LEAF & DESIGN	Israel	72042	Registered	March 29, 1989
BRUNSWICK	Jamaica	3029	Registered	September 15, 1994
BRUNSWICK BRAND	Jamaica	3029	Registered	April 30, 1934
BRUNSWICK SARDINES & DESIGN	Jamaica	1967	Registered	March 3, 1925

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
RED ROSE & DESIGN	Jamaica	6572	Registered	March 25, 1955
CLOVER LEAF	Mauritius	A/12 No. 268	Registered	May 16, 1966
CLOVER LEAF & DESIGN	Mauritius	A/13 No. 64	Registered	April 19, 1967
RED ROSE & DESIGN	Mauritius	A/13 No. 66	Registered	April 19, 1967
BRUNSWICK (Stylized)	Mexico	442780	Registered	September 27, 1993
BRUNSWICK SELECTA	Mexico	987702	Registered	December 20, 2005
BRUNSWICK & Design	Mexico	442779	Registered	September 27, 1993
BRUNSWICK	Montserrat	1908	Registered	October 23, 1995
RED ROSE & DESIGN	Netherlands Antilles	342405505	Registered	June 3, 1997
BRITISH COLUMBIA SALMON MAPLE LEAF BRAND	New Zealand	5627/4395	Registered	November 7, 2003
CLOVER LEAF	New Zealand	29639	Registered	October 17, 1930
CLOVER LEAF & DESIGN	New Zealand	33862	Registered	October 12, 1936
ROBIN RED	New Zealand	B128586	Registered	November 30, 1982
UNIVERSAL	New Zealand	B129202	Registered	February 15, 1985
BRUNSWICK	Panama	87256	Registered	April 30, 1998
BRUNSWICK	Paraguay	208214	Registered	November 3, 1998
BRUNSWICK	Peru	19306	Registered	September 8, 1995
BRUNSWICK	Philippines	41996116460	Registered	May 12, 2005
BRUNSWICK & BOAT DESIGN	Saudi Arabia	826/78	Registered	February 26, 2006
BRUNSWICK & BOAT DESIGN	Singapore	T98/074331	Registered	January 15, 1999
BRUNSWICK & BOAT DESIGN	Slovak Republic	186804	Registered	August 16, 1999

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
CLOVER LEAF SALMON & DESIGN	South Africa	1940/00907	Registered	April 17, 1941
MAPLE LEAF	South Africa	1970/03764	Registered	September 7, 1971
PORT CLYDE & Design	South Africa	1999/15458	Registered	July 11, 2003
CLOVER LEAF & DESIGN	Spain	1207992	Registered	November 6, 1989
BRUNSWICK	St. Vincent (Grenadines)	2031724A	Registered	December 2, 1998
BRUNSWICK	St. Vincent (Grenadines)	160/98	Registered	N/A
CLOVER LEAF & DESIGN	Sweden	105471	Registered	March 8, 1963
CLOVER LEAF & DESIGN	Switzerland	313658	Registered	February 11, 1982
BEE design	Trinidad & Tobago	35985	Registered	September 29, 2005
BUMBLE BEE	Trinidad & Tobago	35984	Registered	September 1, 2005
BRUNSWICK & BOAT DESIGN	Turkey	2005 25317	Registered	September 23, 2003
BRUNSWICK	Turks & Caicos	11405	Registered	December 16, 1996
BRUNSWICK & BOAT DESIGN	Ukraine	24231	Registered	April 15, 2002
FAIRHAVEN	Ukraine	24232	Registered	April 15, 2002
CLOVER LEAF & DESIGN	United Kingdom	746463	Registered	September 28, 1955
CLOVER LEAF BRAND	United Kingdom	721157	Registered	August 24, 1953
CLOVER LEAF BRAND & DESIGN	United Kingdom	721158	Registered	August 24, 1953
RED ROSE BRAND & DESIGN	United Kingdom	791567	Registered	June 2, 1959
BANQUET	Antigua & Barbuda	5349	Registered	N/A
BRUNSWICK	Antigua & Barbuda	3821	Registered	March 21, 1996
FAIRHAVEN	Antigua & Barbuda	5352	Registered	April 21, 1998

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BRUNSWICK	Argentina	2,624,877	Registered	October 3, 1997
BANQUET	Bahamas	19670	Registered	June 9, 1997
BRUNSWICK	Bahamas	17040	Registered	January 4, 1995
FAIRHAVEN	Bahamas	19669	Registered	June 9, 1997
BRUNSWICK	Bolivia	819676276	Registered	August 3, 1999
BRUNSWICK	Brazil	819676276	Registered	August 3, 1999
BRUNSWICK	Curacao	18650	Registered
BEACH CLIFF	Dominican Republic	84781	Registered	July 15, 1996
BEACH CLIFF	Dominican Republic	84777	Registered	July 15, 1996
BRUNSWICK	Dominican Republic	81668	Registered	January 15, 1996
BRUNSWICK	Dominican Republic	1781-322A	Registered	N/A
BRUNSWICK	Fiji	250/98	Registered	May 7, 1998
BRUNSWICK & BOAT DESIGN	France	98758 254	Registered	April 16, 1999
BRUNSWICK & BOAT DESIGN	Hong Kong	2001B00903	Registered	July 28, 1998
BRUNSWICK & BOAT DESIGN	Indonesia	446966	Registered	N/A
BRUNSWICK & BOAT DESIGN	Myanmar	4/5166/1998	Registered	March 26, 1999
BRUNSWICK	Netherlands Antilles	03488	Registered	June 22, 1995
BRUNSWICK	Poland	120158	Registered	April 18, 2000
FAIRHAVEN	Poland	Z193484	Registered	November 19, 2001
BRUNSWICK	Puerto Rico	37157	Registered	September 25, 1995
BRUNSWICK & BOAT DESIGN	Romania	35886	Registered	N/A
BRUNSWICK	Saint Kitts & Nevis	4322	Registered	June 22, 1995
BANQUET	Saint Lucia	100/1997	Registered	N/A
BRUNSWICK	Saint Lucia	183/1995	Registered	N/A
FAIRHAVEN	Saint Lucia	101/1997	Registered	N/A

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BRUNSWICK	South Africa	96/15658	Registered	November 4, 1996
JUTLAND	South Africa	96/15659	Registered	November 4, 1996
BRUNSWICK & BOAT DESIGN	South Korea	197970449727	Registered	June 22, 1999
BRUNSWICK	Suriname	15.261	Registered	November 18, 1996
BANQUET	Trinidad & Tobago	27072	Registered	August 27, 1925
BRUNSWICK	Trinidad & Tobago	35 of 1925	Registered	August 27, 1925
FAIRHAVEN	Trinidad & Tobago	27216	Registered	July 20, 1997
BRUNSWICK & BOAT DESIGN	Turks & Caicos	N/A	Registered	December 16, 1996
BRUNSWICK	United Kingdom	2031724A	Registered	August 29, 1997
BRUNSWICK & BOAT DESIGN	United Kingdom	2031724B	Registered	September 26, 1997
BRUNSWICK	Uruguay	296219	Registered	March 23, 1998
BRUNSWICK	Venezuela	P-214045	Registered	September 10, 1999
BRUNSWICK & BOAT DESIGN	Vietnam	33336	Registered	October 29, 1998
BRUNSWICK	China	N/A	Filed	N/A
BRUNSWICK SELECTA	Guatemala	N/A	Filed	N/A
BRUNSWICK & BOAT DESIGN	Malaysia	98012257	Filed	N/A
BRUNSWICK BOAT DESIGN	Sri Lanka	N/A	Filed	N/A
BEACH CLIFF	Jamaica	N/A	Filed	N/A

Domain Names

Domain	Registrar	Holder	Registration Date
bumblebee.com	Markmonitor.com	Bumble Bee Foods LLC	August 24, 1995
bumblebeefoods.org	Alldomains.com	Bumble Bee Foods LLC	June 20, 2005
bumblebeefoods.cc	Alldomains.com	Bumble Bee Foods LLC	July 22, 2005
bumblebeefoods.biz	Alldomains.com	Bumble Bee Foods LLC	June 20, 2005
bumblebeefoods.com	Alldomains.com	Bumble Bee Foods LLC	June 20, 2005
bumblebeefoods.net	Alldomains.com	Bumble Bee Foods LLC	June 20, 2005
Bumblebeefoods.us	Alldomains.com	Bumble Bee Foods LLC	June 20, 2005
cloverleafsalmon.com	Markmonitor.com	Bumble Bee Foods LLC	March 21, 2000
clover-leaf.ca	Arvic Search Services Inc.	Bumble Bee Seafoods Inc.	December 4, 2000
Cloverleaffish.ca	Arvic Search Services Inc.	Bumble Bee Seafoods Inc.	December 1, 2000
cloverleafsalmon.ca	Arvic Search Services Inc.	Bumble Bee Seafoods Inc.	December 1, 2000
Cloverleafseafoods.ca	Arvic Search Services Inc.	Bumble Bee Seafoods Inc.	December 1, 2000
Cloverleaftuna.ca	Arvic Search Services Inc.	Bumble Bee Seafoods Inc.	December 1, 2000
clover-leaf.com	Markmonitor.com	Bumble Bee Foods LLC	March 21, 2000
Cloverleaffish.com	Markmonitor.com	Bumble Bee Foods LLC	March 21, 2000
Cloverleafseafoods.com	Markmonitor.com	Bumble Bee Foods LLC	March 21, 2000
Cloverleaftuna.com	Markmonitor.com	Bumble Bee Seafoods Inc.	March 21, 2000
snows.com	NetworkSolutions.com	Castleberry’s Food Company	April 21, 1996

Trademark Licenses

Licensee	Licensor	IP Licensed	Date

Bumble Bee Foods, LLC, as successor by merger to Sweet Sue Acquisition, LLC	Sara Lee Foods, Inc	License for the following trademarks:	January 14, 2005
Bryan & Shadow Design (Guatemala, Reg. no. 78496)
Bryan & Shadow Design (Honduras, Reg. no. 59160)
Bryan & Shadow Design (Nicuragua, Reg. no. 26604)
Bryan Logo (Panama, Reg. no. 59936)
Bryan (U.S., Reg. no. 2216333)
Bryan the Flavor of the South & Design (U.S., Reg. no. 2453802)
Bryan & Shadow Design (U.S., Reg. no. 1902897)

Norwegian Jake’s	Bumble Bee Foods, LLC	License for Bumble Bee’s name and federally registered trademark (Reg. no. 2924759, 2896903)	February 19, 2006

Seafman, C.A. - Sociedad Ecuatoriana de Alimentos Y Frigorificos Manta	Bumble Bee Foods, LLC	License to use following trademarks:	February 19, 2006
In Columbia: “Bumble Bee” (Reg. no. 152582) and Bumble Bee Brand and Design (Reg. no. 120739)
In Uruguay: “Bumble Bee” (Reg. no. 324665) and Bumble Bee and One Bee Design (Reg. no. 354501)
In Venezuela: “Bumble Bee” (Reg. no. 112829)

Atunec S.A.	Bumble Bee Foods, LLC	License to use following trademarks in Columbia: “Bumble Bee” (Reg. no. 152582) and Bumble Bee Brand and Design (Reg. no. 120739)	July 2008

Oakfield Farms	Bumble Bee Foods, LLC	License to use the following trademarks: “Bumble Bee” (Reg. no. 2896903) and Bumble Bee and One Bee Design (Reg. no. 2924759)	July 17, 2008

King Oscar, Inc.	Bumble Bee Foods, LLC (f/k/a, Bumble Bee Seafoods, Inc.)	License to use the Trademarks and Trade Name: The “Brunswick” brand name, and the Brunswick fishing boat logo.	November 25, 2004, as amended January 10, 2006

Bumble Bee Foods, LLC (f/k/a, Bumble Bee Seafoods, Inc.)	Conopco Inc. d/b/a Unilever Bestfoods	License to use the Trademark: HELLMANN’S	Unexecuted, draft dated March 2002

Bumble Bee Foods, LLC (f/k/a, Bumble Bee Seafoods, Inc.)	Conopco Inc. d/b/a/ Unilever Bestfoods	License to use the Trademarks: KING OSCAR, SPIRIT OF NORWAY and TINY TOTS	July 24, 2002, assigned to Bumble Bee Seafoods Inc. on May 19, 2003

Bumble Bee Foods, LLC	Costco Wholesale Corporation	License to use the Trademarks: KIRKLAND SIGNATURE logo, KIRKLAND SIGNATURE guarantee	May 13, 2003

Bumble Bee Foods, LLC	American Heart Association	License to use the Trademark: AHA heart-check certification mark	September 7, 2006

Bumble Bee Foods, LLC	Good Housekeeping	License to use the Trademark: Good Housekeeping seal	April 1, 2007

Bumble Bee Foods, LLC	Y-ME National Breast Cancer Organization	License to use the Trademarks: Y-ME National Breast Cancer Organization name and pink ribbon logo	February 4, 2008

Bumble Bee Asia Limited	Bumble Bee Foods, LLC	License to use BUMBLE BEE trade name	No written agreement in place